UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2010
Date of Report (Date of earliest event reported)

ROYAL MINES AND MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52391	20-4178322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 112, 2580 Anthem Village Dr.
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 588-5973
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On January 31, 2010, Royal Mines And Minerals Corp. (the "Company") issued an aggregate of 29,455,500 Units (the "Units") at a price of $0.05 per Unit in separate concurrent private placement offerings for aggregate proceeds of $1,472,775. Each Unit is comprised of one share of the Company’s common stock and one share purchase warrant, with each warrant entitling the holder to purchase an additional share of the Company's common stock at an exercise price of $0.10 for a two year period from the date of issuance.

US Private Placement

The Company issued an aggregate of 1,600,000 Units for proceeds of $80,000. The issuances were completed pursuant to the provisions of Rule 506 of Regulation D of the Act. Each subscriber represented that they were an accredited investor as defined under Regulation D of the Act.

The foregoing Unit issuances represent a portion of a $300,000 US private placement offering approved by the Company's Board of Directors. There are no assurances that the remainder of the US private placement offering will be completed.

Foreign Private Placement

The Company issued an aggregate of 3,855,500 Units for proceeds of $192,775. The issuances were completed pursuant to the provisions of Regulation S of the United States Securities Act of 1933, as amended (the “Act”). The Company did not engage in a distribution of this offering in the United States. Each of the subscribers represented that they were not “US persons” as defined in Regulation S of the Act and that they were not acquiring the shares for the account or benefit of a US person.

The foregoing Unit issuances represent a portion of a $200,000 foreign private placement offering approved by the Company's Board of Directors. There are no assurances that the remainder of the foreign private placement offering will be completed.

Section 4(2) Private Placement

The Company issued an aggregate of 24,000,000 Units for proceeds of $1,200,000. The issuances were completed pursuant to the provisions of Section 4(2) of the Act.

The foregoing Unit issuances represent a portion of a $1,500,000 Section 4(2) private placement offering approved by the Company's Board of Directors. There are no assurances that the remainder of the Section 4(2) private placement offering will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the United States Securities Act of 1933, as amended and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL MINES AND MINERALS CORP.

Date: February 3, 2010
	By:	/s / Jason S. Mitchell

JASON S. MITCHELL
Chief Financial Officer